EXHIBIT 99.6


                                 $215,376,000(1)
                                  (Approximate)
                          GSAA Home Equity Trust 2004-6
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------


---------------- ------------------- ----------- -------------- ------------ --------------- ----------- -------------- ------------
                    Approximate                                                                            Principal
                      Initial        Certificate     Primary      Target        Initial       Average       Payment
                     Principal           Type      Collateral     Credit      Pass-Through      Life         Window        Ratings
 Certificates      Balance (1)(2)                   Group(3)    Support(4)      Rate (5)      (yrs)(6)       (6) (7)     Moody's/S&P
---------------- ------------------- ----------- -------------- ------------ --------------- ----------- -------------- ------------
  A-1               $125,553,000          Sr        Group I        7.50%      LIBOR + [ ]%      2.34     08/04 - 11/10     Aaa/AAA
  A-2                $75,285,000          Sr       Group II        7.50%      LIBOR + [ ]%      2.35     08/04 - 11/10     Aaa/AAA
  M-1                 $6,353,000         Mez     Group I & II      4.55%      LIBOR + [ ]%      4.38     09/07 - 11/10     Aa2/AA+
  M-2                 $4,738,000         Mez     Group I & II      2.35%      LIBOR + [ ]%      4.35     08/07 - 11/10      A2/A+
  M-3                 $3,447,000         Mez     Group I & II      0.75%      LIBOR + [ ]%      3.91     08/07 - 09/10    Baa2/BBB+
  Total             $215,376,000
---------------- ------------------- ----------- -------------- ------------ --------------- ----------- -------------- ------------


(1) The aggregate initial principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(2) The principal balance of the Offered Certificates is based on the scheduled principal balance of the loans as of the Statistical Calculation Date rolled forward one month at an assumed prepayment rate of 6% CPR.
(3) The Class A-1 and Class A-2 Certificates are entitled to receive principal and interest payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A-1 and Class A-2 Certificates may receive principal and interest from the other collateral group.
(4) Overcollateralization will be initially 0.00% building to a target of 0.75%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(5) Assuming payments based on the pricing speeds outlined in "Key Terms" section of this Term Sheet and to a 10% Clean-up Call on the Certificates.
(6) The Final Scheduled Distribution Date for the Offered Certificates is the Distribution Date in June 2034.


Selected Mortgage Pool Data (7)
-------------------------------

--------------------------------------------- ----------------------- -------------------------- --------------------------------
                                                           All Loans                    Group I                         Group II
--------------------------------------------- ----------------------- -------------------------- --------------------------------
Scheduled Principal Balance:                            $216,538,042               $135,381,154                      $81,156,888
Number of Mortgage Loans:                                        920                        761                              159
Avg. Scheduled Principal Balance:                           $235,367                   $177,899                         $510,421
Percentage of IO Loans:                                       78.42%                     69.15%                           93.87%
Wtd. Avg. Gross Coupon:                                       5.706%                     5.748%                           5.636%
Wtd. Avg. Net Coupon(8):                                      5.443%                     5.485%                           5.373%
Wtd. Avg. Original FICO Score:                                   706                        709                              701
Wtd. Avg. Original LTV Ratio:                                 78.54%                     78.91%                           77.94%
Wtd. Avg.  Std. Remaining Term (Mo.):                            358                        358                              358
Wtd. Avg.  Seasoning (Mo.):                                        2                          2                                2
Wtd. Avg. Months to Roll:                                         47                         48                               46
Wtd. Avg. Gross Margin:                                       2.750%                     2.750%                           2.750%
Wtd. Avg. Initial Rate Cap:                                   5.000%                     5.000%                           5.000%
Wtd. Avg. Periodic Rate Cap:                                  1.000%                     1.000%                           1.000%
Wtd Avg. Gross Maximum Lifetime Rate:                        11.259%                    11.264%                          11.250%
--------------------------------------------- ----------------------- -------------------------- --------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, hybrid, adjustable rate, first lien, residential mortgage loans (the "Mortgage Loans") originated and serviced by GreenPoint Mortgage Funding, Inc. ("GreenPoint").

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, target overcollateralization of 0.75%, excess spread, and mortgage insurance on certain Mortgage Loans.

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all Offered Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $215,376,105, a term of 57 months beginning on the first distribution date, and the trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on page 31 with an upper collar of 10.00%. (See Appendix A for Interest Rate Cap details).

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA0406" and on Bloomberg as "GSAA 04-6".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              On or before July 29, 2004

Cut-off Date:                       July 1, 2004

Statistical Calculation
Date:                               June 1, 2004

Expected Pricing Date:              On or before July 14, 2004

First Distribution Date:            August 25, 2004


Key Terms
---------

Offered Certificates:               Class A-1, A-2, M-1, M-2, and M-3
                                    Certificates

Class A Certificates:               Class A-1 and A-2 Certificates

Subordinate Certificates:           Class M-1, M-2, and M-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicer:                           GreenPoint

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 25.0 bps

Trustee Fee Rate:                   1.3 bps

Interest Rate Cap Provider:         Goldman Sachs Capital Markets LP, as the cap
                                    provider. The short term unsecured debt
                                    obligations of the guarantor of the cap
                                    provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's, A-1 by S&P, and F1+ by Fitch. The long term unsecured debt obligations of the guarantor of the cap provider are rated Aa3 by Moody's, A+ by S&P, and AA by Fitch.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay

Day Count:                          Actual/360 basis

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date

Pricing Prepayment
Assumption:                         30% CPR

Due Period:                         For the Mortgage Loans, the period
                                    commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:                     The trust will consist of Alt-A type,
                                    hybrid, adjustable rate, first lien
                                    residential mortgage loans with an
                                    approximate average scheduled principal
                                    balance of $235,367

Group I Mortgage Loans:             Approximately $135,381,154 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either
                                    Fannie Mae or Freddie Mac

Group II Mortgage Loans:            Approximately $81,156,888 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one to four family residential mortgage loan guidelines set by either Fannie Mae or Freddie Mac

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer shall provide
                                    compensating interest equal to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Moody's Investors Service and Standard &
                                    Poor's Ratings Group

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Class A
                                    Certificates and Class M-1 Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    Prospectus shall govern in all respects.
                                    Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization (which is one component of the credit support available to the Certificateholders).

Interest on the Certificates will be paid monthly at a rate of one-month LIBOR plus a margin, subject to the WAC Cap or the applicable loan group cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.75% target overcollateralization (initially 0.00% building to a target of 0.75%) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.50% of the aggregate scheduled principal balance of the Mortgage Loans for the applicable Distribution Date, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Cut-off Date, 100% of the Mortgage Loans with LTVs greater than 80% will be covered by borrower paid mortgage insurance.

Credit Enhancement Percentage Before Step-Down. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in August 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 15.00%.

-------------------------------------------- --------------------------------------------- -----------------------------------------
                   Class                         Target Credit Enhancement Percentage      Step-Down Credit Enhancement Percentage
-------------------------------------------- --------------------------------------------- -----------------------------------------
                     A                                          7.50%                                       15.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-1                                         4.55%                                       9.10%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-2                                         2.35%                                       4.70%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-3                                         0.75%                                       1.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------- ---------------------------------------------------------------------------------------
             Distribution Date                                        Cumulative Realized Loss Percentage:
-------------------------------------------- ---------------------------------------------------------------------------------------
          August 2007 - July 2008                1.000% for the first month, plus an additional 1/12th of 0.500% for each month thereafter (e.g., approximately 1.042% in August 2007)
-------------------------------------------- ---------------------------------------------------------------------------------------
          August 2008 - July 2009                1.500% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.521% in August 2008)
-------------------------------------------- ---------------------------------------------------------------------------------------
          August 2009 - July 2010                1.750% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 1.771% in August 2009)
-------------------------------------------- ---------------------------------------------------------------------------------------
        August 2010 and thereafter                                                   2.000%
-------------------------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date that it is first exercisable, (i) the Pass-Through Rate on the Class A Certificates will increase to 2x their respective initial margins and the Pass-Through Rate on the Subordinate Certificates will increase to 1.5x their respective initial margins.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]%, (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) one-month LIBOR plus [ ]%,
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a per annum interest rate equal to the lesser of (i) one-month LIBOR plus [ ]% and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate, adjusted to actual/360.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

Loan Group Cap. Either the Loan Group I Cap or the Loan Group II Cap.

Class A Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of:
(i) the excess, if any, that the related class of Class A Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the applicable Loan Group Cap or the WAC Cap) over interest due on such class of Class A Certificates at a rate equal to the lesser of the applicable Loan Group Cap or the WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class of Class A Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Class A Certificates (without regard to the WAC Cap or Loan Group I Cap or Loan Group II Cap).

Class M-1, M-2, and M-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, and M-3 Certificates will equal the sum of (i) the excess, if any, of interest that would

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of the Offered Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees.

Principal Remittance Amount. On any Distribution Date, the sum of

          (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related Servicer Remittance Date,

          (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

          (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

          (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

          (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

          (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less servicing fees and trustee fees) and available for distribution during the related due period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.00% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (B) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date minus approximately 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 98.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees, and trustee fees in respect of such Mortgage Loan.

Distributions

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be distributed sequentially as follows:


     (i)  Concurrently,

          (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates;

          (B) from the Interest Remittance Amount related to the Group II Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates;

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          (C) provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

     (ii) to the Class M-1 Certificates, their Accrued Certificate Interest,

     (iii) to the Class M-2 Certificates, their Accrued Certificate Interest, and

     (iv) to the Class M-3 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates the Group I Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) and (b) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

     (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero, and

     (iii) to the Class M-3 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be distributed sequentially as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until their certificate principal balance has been reduced to zero, and

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until their certificate principal balance has been reduced to zero, and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their certificate principal balance has been reduced to zero,

     (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their certificate principal balance has been reduced to zero, and

     (iii) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be distributed sequentially as follows:

     (i) to pay the holders of the Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions on the Offered Certificates"),

     (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

     (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

     (v) concurrently, any Class A Basis Risk Carry Forward Amount to the Class A Certificates pro rata, based on the Class A Basis Risk Carry Forward Amounts payable to each class of the Class A Certificates, and

     (vi) sequentially, to Class M-1, M-2, M-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

     (vii) (A) from any available Interest Rate Cap payments, concurrently and pro rata (based on their respective unpaid Basis Risk Carry Forward Amounts) to the Class A-1 and Class A-2 Certificates up to their respective unpaid Basis Risk Carry Forward Amount, (B) from any remaining Interest Rate Cap payments, sequentially to the Class M-1, M-2, and M-3 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) to the extent remaining to the excess cashflow certificates.

Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class M-3, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the certificate principal balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A Certificates remaining outstanding until the certificate principal balance of such Class have been reduced to zero.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o    The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on July 12, 2004) are used

o    33% loss severity

o    There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o    Certificates are priced at par


-----------------------------------------------------------------------------------------------------------------------------------
                                                  First Dollar of Loss            LIBOR Flat                  0% Return
-----------------------------------------------------------------------------------------------------------------------------------
      Class M-1      CDR (%)                                         10.29                     10.48                         11.47
                     Yield (%)                                      4.7685                    4.0777                        0.0051
                     WAL (yr)                                         4.99                      4.98                          4.74
                     Modified Duration                                4.48                      4.48                          4.48
                     Principal Window                        Jul09 - Jul09             Jul09 - Jul09                 Jun09 - Jun09
                     Principal Writedown                  1,549.63 (0.02%)        244,368.54 (3.85%)         1,447,531.87 (22.79%)
                     Total Collat Loss               14,617,511.19 (6.79%)     14,854,024.19 (6.90%)         15,985,024.59 (7.42%)
-----------------------------------------------------------------------------------------------------------------------------------
      Class M-2      CDR (%)                                          6.69                      6.94                          7.61
                     Yield (%)                                      5.4518                    4.1642                        0.0457
                     WAL (yr)                                         5.41                      5.36                          5.02
                     Modified Duration                                4.71                      4.73                          4.72
                     Principal Window                        Dec09 - Dec09             Dec09 - Dec09                 Nov09 - Nov09
                     Principal Writedown                  9,009.49 (0.19%)        368,816.55 (7.78%)         1,297,183.44 (27.38%)
                     Total Collat Loss               10,190,025.73 (4.73%)     10,536,874.44 (4.89%)         11,400,408.93 (5.29%)
-----------------------------------------------------------------------------------------------------------------------------------
      Class M-3      CDR (%)                                          4.01                      4.30                          4.85
                     Yield (%)                                      5.9986                    4.2399                        0.0618
                     WAL (yr)                                         5.74                      5.60                          5.11
                     Modified Duration                                4.87                      4.89                          4.89
                     Principal Window                        Apr10 - Apr10             Apr10 - Apr10                 Mar10 - Mar10
                     Principal Writedown                 10,676.96 (0.31%)       370,391.31 (10.75%)         1,045,877.35 (30.34%)
                     Total Collat Loss                6,449,411.05 (2.99%)      6,888,398.40 (3.20%)          7,676,596.81 (3.56%)
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                             All Mortgage Loans (1)

Scheduled Principal Balance:                              $216,538,042
Number of Mortgage Loans:                                          920
Average Scheduled Principal Balance:                          $235,367
Percentage of IOs:                                               78.42%
Weighted Average Gross Coupon:                                   5.706%
Weighted Average Net Coupon (2):                                 5.443%
Weighted Average Original FICO Score:                              706
Weighted Average Original LTV Ratio:                             78.54%
Weighted Average Stated Remaining Term (months):                   358
Weighted Average Seasoning (months):                                 2
Weighted Average Months to Roll:                                    47
Weighted Average Gross Margin:                                    2.75%
Weighted Average Initial Rate Cap:                                5.00%
Weighted Average Periodic Rate Cap:                               1.00%
Weighted Average Gross Maximum Lifetime Rate:                    11.26%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fee.


                                              Distribution by Current Principal Balance

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
    Principal Loan    Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
       Balance          Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below              15       $695,349      0.32%     6.165%       695   $46,357     69.03%     77.72%     18.87%      6.62%
$50,001 - $75,000            58      3,845,348      1.78      5.731        714    66,299     76.90      86.56      27.04      17.48
$75,001 - $100,000           87      7,716,028      3.56      5.759        721    88,690     77.68      86.39      30.79      12.11
$100,001 - $125,000          97     10,983,981      5.07      5.892        711   113,237     79.07      87.04      32.68      24.26
$125,001 - $150,000         103     14,189,243      6.55      5.817        711   137,760     78.70      87.43      32.89      29.89
$150,001 - $200,000         133     23,298,918     10.76      5.776        711   175,180     78.44      85.18      19.09      39.56
$200,001 - $250,000          99     22,050,281     10.18      5.728        703   222,730     79.29      86.35      20.23      52.90
$250,001 - $300,000          87     23,841,267     11.01      5.743        709   274,038     79.57      86.88      18.15      43.71
$300,001 - $350,000          69     22,251,848     10.28      5.564        703   322,491     79.39      84.94      11.59      57.60
$350,001 - $400,000          43     16,239,370      7.50      5.693        704   377,660     78.28      83.32      21.67      55.39
$400,001 - $450,000          27     11,436,596      5.28      5.555        707   423,578     79.44      87.60      22.51      59.60
$450,001 - $500,000          33     15,994,627      7.39      5.753        699   484,686     78.49      85.40      18.21      60.68
$500,001 - $550,000          20     10,542,430      4.87      5.634        697   527,122     78.91      85.63      15.27      70.02
$550,001 - $600,000          15      8,595,351      3.97      5.682        677   573,023     78.82      89.20      19.66      93.45
$600,001 - $650,000          14      8,892,280      4.11      5.595        691   635,163     78.49      88.29      14.62      85.46
$650,001 - $700,000           6      4,158,750      1.92      5.731        738   693,125     76.08      89.71       0.00      83.20
$700,001 - $750,000           1        740,000      0.34      5.750        664   740,000     80.00      80.00       0.00     100.00
$750,001 - $800,000           5      3,904,250      1.80      6.150        726   780,850     75.85      79.61      39.84      19.67
$800,001 - $850,000           4      3,356,889      1.55      5.626        710   839,222     74.81      82.29      25.02      74.98
$850,001 - $900,000           1        880,000      0.41      4.875        762   880,000     80.00      80.00       0.00     100.00
$950,001 - $1,000,000         3      2,925,236      1.35      5.007        729   975,079     69.63      69.63       0.00      67.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       920   $216,538,042    100.00%     5.706%       706   $235,367    78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Current Rate            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               103    $27,093,350     12.51%     4.720%       715  $263,042     77.06%     81.52%     26.12%     59.93%
5.00- 5.49%                 191     45,323,817     20.93      5.240        715   237,297     79.15      85.22      18.47      58.31
5.50- 5.99%                 307     75,225,707     34.74      5.686        703   245,035     78.25      86.21      19.92      56.02
6.00- 6.49%                 177     39,319,005     18.16      6.153        704   222,141     78.68      86.38      23.60      41.38
6.50- 6.99%                 110     22,081,515     10.20      6.633        696   200,741     79.44      88.26      13.82      42.48
7.00- 7.49%                  26      5,648,109      2.61      7.109        703   217,235     79.63      89.68      15.13      19.28
7.50- 7.99%                   6      1,846,540      0.85      7.533        679   307,757     80.00      87.10       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       920   $216,538,042    100.00%     5.706%       706  $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

                                                        Distribution by FICO

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Credit Score            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above                55    $12,275,475      5.67%     5.582%       793  $223,190     77.78%     84.93%     20.72%     40.40%
760-779                      76     21,202,812      9.79      5.510        769   278,984     77.14      84.05      17.54      39.73
740-759                     106     21,414,614      9.89      5.695        750   202,025     78.96      87.17      23.57      32.70
720-739                     142     29,049,762     13.42      5.578        729   204,576     78.95      85.47      21.12      40.49
700-719                     126     27,860,641     12.87      5.712        708   221,116     79.38      88.22      22.28      37.32
680-699                     152     32,120,803     14.83      5.779        689   211,321     79.24      86.32      19.91      46.22
660-679                     130     36,703,978     16.95      5.821        669   282,338     78.67      85.12      18.96      65.09
640-659                     103     27,225,829     12.57      5.759        650   264,328     77.69      84.98      16.71      81.08
620-639                      29      8,531,328      3.94      5.862        631   294,184     77.42      83.50      24.19      94.14
600-619                       1        152,800      0.07      6.125        619   152,800     80.00      89.95       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       920   $216,538,042    100.00%     5.706%       706  $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

                                                     Distribution by Original LTV

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Orig LTV                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               5       $494,017      0.23%     5.405%       742    $98,803     28.74%     28.74%      0.00%     26.15%
40.01 - 50.00%               9      1,312,657      0.61      5.758        710    145,851     46.58      50.46       0.00      38.24
50.01 - 60.00%              13      2,865,138      1.32      5.147        705    220,395     55.74      59.33       0.00      61.80
60.01 - 70.00%              69     19,227,710      8.88      5.636        711    278,662     67.42      71.80      21.48      39.74
70.01 - 80.00%             727    169,956,528     78.49      5.741        705    233,778     78.92      87.52      22.44      46.98
80.01 - 85.00%              12      2,521,660      1.16      5.451        702    210,138     84.58      84.58       6.67      93.33
85.01 - 90.00%              49     11,695,531      5.40      5.586        705    238,684     89.61      89.61       8.42      94.32
90.01 - 95.00%              36      8,464,801      3.91      5.605        712    235,133     94.78      94.78       2.33      97.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                    Distribution by Document Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Documentation          Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Limited                    707   $172,920,924     79.86%     5.725%       706   $244,584     78.55%     85.16%      0.00%     56.82%
Full Doc                   213     43,617,119     20.14      5.631        708    204,775     78.53      88.10     100.00      30.49
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Loan Purpose            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   582   $131,198,125     60.59%     5.733%       718   $225,426     80.36%     88.91%     20.00%     42.33%
Cashout Refi               177     47,939,686     22.14      5.667        685    270,846     75.90      79.57      16.96      70.08
Rate/Term Refi             161     37,400,232     17.27      5.661        693    232,300     75.54      82.61      24.74      59.93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Occupancy Status        Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             371   $111,543,190     51.51%     5.597%       693   $300,655     79.80%     87.07%     11.92%    100.00%
Non-owner Occupied         536    101,422,561     46.84      5.819        720    189,221     77.21      84.29      29.73       0.00
Second Home                 13      3,572,291      1.65      5.867        723    274,792     77.01      86.52       4.74       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                    Distribution by Property Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Property Type           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached     475   $112,248,275     51.84%     5.619%       701   $236,312     78.53%     85.78%     17.27%     60.06%
2-4 Family                 152     40,387,068     18.65      5.982        717    265,704     77.65      84.36      24.89      29.71
PUD Detached               125     30,956,028     14.30      5.591        705    247,648     79.80      87.35      18.91      58.93
Condo                      102     21,062,033      9.73      5.838        713    206,491     79.33      87.24      21.61      42.80
PUD Attached                39      6,623,058      3.06      5.431        703    169,822     78.80      86.60      14.46      44.77
Single Family Attached      26      5,116,481      2.36      5.953        707    196,788     74.84      79.63      54.98      37.20
PUD                          1        145,100      0.07      5.375        654    145,100     73.28      73.28       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                        Distribution by State

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
State                   Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California(Southern)       162    $53,775,096     24.83%     5.734%       704   $331,945     77.93%     84.89%     19.63%     53.47%
California(Northern)       137     44,431,843     20.52      5.668        708    324,320     77.31      84.33      19.41      51.82
Florida                     62     11,606,658      5.36      5.615        711    187,204     81.59      87.85      19.50      57.41
Washington                  50      8,917,400      4.12      5.747        701    178,348     78.97      87.35      14.53      40.13
Arizona                     55      8,406,044      3.88      5.891        706    152,837     79.59      90.00      26.97      42.70
Georgia                     52      8,370,617      3.87      5.295        706    160,973     77.40      84.49      40.34      45.82
Illinois                    33      7,711,634      3.56      5.897        711    233,686     79.62      88.61      12.65      44.93
New York                    26      7,673,860      3.54      6.084        703    295,148     79.62      85.97       9.69      55.77
Texas                       45      6,824,554      3.15      5.611        700    151,657     80.59      86.39      15.61      34.76
Colorado                    35      6,586,601      3.04      5.678        704    188,189     77.49      86.64      18.83      42.12
Oregon                      26      5,294,738      2.45      5.751        697    203,644     78.48      84.43      25.46      30.23
Others                     237     46,938,998     21.68      5.684        709    198,055     79.10      86.17      21.02      58.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Zip Codes               Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
94595                        5     $1,995,000      0.92%     6.375%       735   $399,000     70.00%     70.00%    100.00%      0.00%
90404                        2      1,568,750      0.72      6.000        766    784,375     74.70      74.70       0.00       0.00
60610                        3      1,540,874      0.71      5.890        719    513,625     79.99      83.45       0.00       0.00
90802                        2      1,319,000      0.61      6.632        694    659,500     80.00      86.12       0.00      40.86
95037                        2      1,288,800      0.60      5.337        669    644,400     77.22      87.63       0.00     100.00
94560                        3      1,233,600      0.57      5.633        697    411,200     80.00      92.32       0.00     100.00
94603                        4      1,170,311      0.54      6.226        713    292,578     80.00      88.88       0.00      39.85
95747                        3      1,092,000      0.50      5.598        674    364,000     80.00      88.01       0.00      31.72
30004                        2      1,086,136      0.50      4.943        719    543,068     75.54      77.17      10.85      89.15
92649                        1      1,000,000      0.46      5.500        695  1,000,000     68.97      68.97       0.00     100.00
Others                     893    203,243,571     93.86      5.695        706    227,596     78.68      86.06      20.42      52.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Remaining Months      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
to Maturity             Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
331 - 360                  920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Amortization          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Type                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
3/1 Hybrid                 493   $119,649,960     55.26%     5.535%       707   $242,698     78.66%     86.41%     19.99%     50.24%
5/1 Hybrid                 386     86,102,841     39.76      5.919        704    223,064     78.62      85.37      19.63      51.77
10/1 Hybrid                 24      6,277,094      2.90      5.975        716    261,546     76.12      83.03      26.62      70.21
7/1 Hybrid                  17      4,508,148      2.08      5.778        704    265,185     77.39      79.60      24.94      54.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                    Distribution Prepayment Term

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Prepayment            Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Term                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          613   $145,505,659     67.20%     5.680%       709   $237,366     78.53%     85.65%     19.78%     52.72%
36                         306     70,776,460     32.69      5.760        700    231,296     78.51      85.94      20.96      48.86
42                           1        255,924      0.12      5.375        715    255,924     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Periodic              Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
  Cap                   Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Months To             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Rate Reset              Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
25-36                      493   $119,649,960     55.26%     5.535%       707   $242,698     78.66%     86.41%     19.99%     50.24%
43-56                       78     14,668,052      6.77      6.523        708    188,052     78.64      85.40      11.63      35.79
57-70                      308     71,434,789     32.99      5.795        703    231,931     78.62      85.36      21.28      55.05
71-84                       17      4,508,148      2.08      5.778        704    265,185     77.39      79.60      24.94      54.52
109-120                     24      6,277,094      2.90      5.975        716    261,546     76.12      83.03      26.62      70.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Maximum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Rate                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                  2       $513,355      0.24%     4.230%       717   $256,678     77.74%     77.74%      0.00%    100.00%
9.50- 9.99%                 29      6,488,242      3.00      4.785        712    223,732     78.62      79.85      18.68      77.99
10.00-10.49%                74     18,458,865      8.52      5.055        723    249,444     79.14      82.82      17.75      64.12
10.50-10.99%               195     49,010,468     22.63      5.385        708    251,336     77.40      84.14      25.17      58.07
11.00-11.49%               220     49,073,084     22.66      5.616        707    223,059     78.18      85.20      24.05      48.00
11.50-11.99%               252     60,035,840     27.73      5.944        699    238,237     78.88      87.53      16.29      51.64
12.00-12.49%               107     24,938,937     11.52      6.314        705    233,074     79.32      88.30      16.57      36.73
12.50-12.99%                37      7,096,523      3.28      6.858        703    191,798     80.66      89.37      13.82      20.79
13.00-13.49%                 4        922,728      0.43      7.026        694    230,682     87.80      93.73      10.21      51.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Minimum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Rate                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00- 2.49%                  1       $119,203      0.06%     5.625%       774   $119,203     79.98%     89.99%      0.00%      0.00%
2.50- 2.99%                919    216,418,839     99.94      5.706        706    235,494     78.54      85.75      20.15      51.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Margin                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%- 2.49%                 1       $119,203      0.06%     5.625%       774   $119,203     79.98%     89.99%      0.00%      0.00%
2.50%- 2.99%               919    216,418,839     99.94      5.706        706    235,494     78.54      85.75      20.15      51.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

                                                Distribution by First Adjustment Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
First Adj             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Cap                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Periodic              Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Life Cap                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                      427    $96,888,083     44.74%     5.916%       705   $226,904     78.40%     84.95%     20.33%     53.09%
6.00%                      493    119,649,960     55.26      5.535        707    242,698     78.66      86.41      19.99      50.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Interest              Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
  Only                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                         256    $46,739,086     21.58%     5.869%       711   $182,575     79.22%     86.07%     16.57%     49.30%
Yes                        664    169,798,956     78.42      5.661        705    255,721     78.36      85.67      21.13      52.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      920   $216,538,042    100.00%     5.706%       706   $235,367     78.54%     85.75%     20.14%     51.51%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)


Scheduled Principal Balance:                           $135,381,154
Number of Mortgage Loans:                                       761
Average Scheduled Principal Balance:                       $177,899
Percentage of IOs:                                            69.15%
Weighted Average Gross Coupon:                                5.748%
Weighted Average Net Coupon (2):                              5.485%
Weighted Average Original FICO Score:                           709
Weighted Average Original LTV Ratio:                          78.91%
Weighted Average Stated Remaining Term (months):                358
Weighted Average Seasoning (months):                              2
Weighted Average Months to Roll:                                 48
Weighted Average Gross Margin:                                 2.75%
Weighted Average Initial Rate Cap:                             5.00%
Weighted Average Periodic Rate Cap:                            1.00%
Weighted Average Gross Maximum Lifetime Rate:                 11.26%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fee Rate and Trustee Fee Rate.



                                              Distribution by Current Principal Balance

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Principal Loan        Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Balance              Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             15       $695,349      0.51%     6.165%       695    $46,357     69.03%     77.72%     18.87%      6.62%
$50,001 - $75,000           58      3,845,348      2.84      5.731        714     66,299     76.90      86.56      27.04      17.48
$75,001 - $100,000          87      7,716,028      5.70      5.759        721     88,690     77.68      86.39      30.79      12.11
$100,001 - $125,000         97     10,983,981      8.11      5.892        711    113,237     79.07      87.04      32.68      24.26
$125,001 - $150,000        103     14,189,243     10.48      5.817        711    137,760     78.70      87.43      32.89      29.89
$150,001 - $200,000        133     23,298,918     17.21      5.776        711    175,180     78.44      85.18      19.09      39.56
$200,001 - $250,000         99     22,050,281     16.29      5.728        703    222,730     79.29      86.35      20.23      52.90
$250,001 - $300,000         87     23,841,267     17.61      5.743        709    274,038     79.57      86.88      18.15      43.71
$300,001 - $350,000         62     19,854,220     14.67      5.583        705    320,229     79.68      85.34      12.99      55.95
$350,001 - $400,000          7      2,571,860      1.90      5.842        722    367,409     77.90      84.93      15.55      28.12
$400,001 - $450,000          4      1,697,277      1.25      5.685        706    424,319     77.81      88.37      50.15      24.75
$450,001 - $500,000          6      2,926,300      2.16      5.678        695    487,717     79.53      88.18      51.26      31.79
$500,001 - $550,000          1        539,000      0.40      5.375        720    539,000     79.99      94.98       0.00     100.00
$550,001 - $600,000          1        562,619      0.42      5.375        774    562,619     75.00      75.00       0.00       0.00
$600,001 - $650,000          1        609,462      0.45      7.000        717    609,462     80.00      90.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Current Rate            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               84    $15,964,843     11.79%     4.695%       720   $190,058     78.00%     82.71%     32.36%     47.49%
5.00- 5.49%                153     27,728,911     20.48      5.228        718    181,235     78.89      84.78      24.16      46.39
5.50- 5.99%                243     42,292,841     31.24      5.707        707    174,045     78.53      85.81      21.49      42.73
6.00- 6.49%                156     28,656,368     21.17      6.161        704    183,695     79.30      87.90      21.48      33.68
6.50- 6.99%                 97     15,765,817     11.65      6.641        700    162,534     79.85      89.15      15.24      34.33
7.00- 7.49%                 23      3,905,835      2.89      7.050        707    169,819     79.77      91.08      21.88      15.60
7.50- 7.99%                  5      1,066,540      0.79      7.557        682    213,308     80.00      92.29       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                        Distribution by FICO

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Credit Score            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above               44     $7,198,991      5.32%     5.650%       793   $163,613     77.60%     84.60%     35.33%     22.19%
760-779                     60     11,297,258      8.34      5.553        770    188,288     79.11      85.77      22.35      35.68
740-759                     97     16,429,325     12.14      5.722        750    169,374     78.87      86.13      27.97      26.76
720-739                    124     20,897,631     15.44      5.641        729    168,529     79.35      86.70      15.41      36.73
700-719                    109     19,557,442     14.45      5.677        709    179,426     79.84      88.87      28.41      30.83
680-699                    134     22,476,570     16.60      5.774        689    167,736     79.49      86.87      21.73      35.82
660-679                     94     18,469,443     13.64      5.944        670    196,483     78.17      85.39      20.49      46.13
640-659                     78     14,468,271     10.69      5.873        651    185,491     76.85      83.14       8.25      67.77
620-639                     20      4,433,423      3.27      5.939        631    221,671     81.24      87.99      46.54      88.73
600-619                      1        152,800      0.11      6.125        619    152,800     80.00      89.95       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Orig LTV                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below               5       $494,017      0.36%     5.405%       742    $98,803     28.74%     28.74%      0.00%     26.15%
40.01 - 50.00%               9      1,312,657      0.97      5.758        710    145,851     46.58      50.46       0.00      38.24
50.01 - 60.00%              11      2,045,757      1.51      5.412        701    185,978     56.49      61.52       0.00      46.50
60.01 - 70.00%              50      8,444,539      6.24      5.461        705    168,891     66.96      72.80       6.02      42.40
70.01 - 80.00%             603    106,925,412     78.98      5.809        710    177,322     79.09      87.81      26.66      31.70
80.01 - 85.00%              11      2,021,660      1.49      5.470        709    183,787     84.51      84.51       8.32      91.68
85.01 - 90.00%              41      7,765,460      5.74      5.488        708    189,401     89.52      89.52      12.68      91.44
90.01 - 95.00%              31      6,371,652      4.71      5.627        708    205,537     94.70      94.70       3.10      96.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                    Distribution by Document Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Document Type           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Limited                    574   $105,013,829     77.57%     5.783%       708   $182,951     78.77%     85.38%      0.00%     46.76%
Full Doc                   187     30,367,325     22.43      5.625        714    162,392     79.38      89.35     100.00      16.75
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Loan Purpose            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                   494    $85,619,407     63.24%     5.804%       719   $173,319     80.93%     89.91%     24.56%     32.23%
Cashout Refi               136     26,737,713     19.75      5.703        688    196,601     75.00      77.99      18.91      52.59
Rate/Term Refi             131     23,024,034     17.01      5.589        696    175,756     75.92      82.35      18.60      54.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Occupancy             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
 Status                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                  491    $79,146,334     58.46%     5.828%       718   $161,194     77.56%     85.36%     31.73%      0.00%
Owner Occupied             260     54,190,903     40.03      5.630        696    208,427     80.83      87.56       9.39     100.00
Second Home                 10      2,043,917      1.51      5.762        705    204,392     79.90      87.34       8.28       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                    Distribution by Property Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Property              Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
  Type                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached     378    $63,508,899     46.91%     5.673%       703   $168,013     78.84%     86.18%     18.45%     46.27%
2-4 Family                 141     32,671,119     24.13      5.939        717    231,710     77.92      85.17      28.36      25.28
PUD Detached                96     16,879,916     12.47      5.618        714    175,832     80.26      87.84      23.25      46.90
Condo                       90     14,862,481     10.98      5.873        715    165,139     79.88      87.34      27.69      37.28
PUD Attached                36      4,979,158      3.68      5.490        709    138,310     79.25      86.73      19.24      39.59
Single Family Attached      19      2,334,481      1.72      5.817        693    122,867     78.00      85.75      16.62      47.83
PUD                          1        145,100      0.11      5.375        654    145,100     73.28      73.28       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                        Distribution by State

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
State                   Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California(Southern)       109    $25,535,010     18.86%     5.712%       711   $234,266     77.76%     84.67%     20.74%     36.12%
California(Northern)        91     22,158,436     16.37      5.693        715    243,499     77.10      84.53      17.63      36.50
Florida                     59     10,259,458      7.58      5.660        711    173,889     81.80      87.13      22.06      51.82
Washington                  49      8,357,500      6.17      5.797        699    170,561     78.90      86.89      15.51      36.12
Georgia                     50      6,562,380      4.85      5.411        709    131,248     78.70      87.74      38.65      30.89
Arizona                     50      6,091,019      4.50      5.733        717    121,820     79.58      89.95      37.22      27.86
Colorado                    33      5,656,601      4.18      5.709        711    171,412     76.65      86.17      14.32      32.60
Illinois                    29      5,333,871      3.94      6.059        703    183,927     79.45      88.32      18.29      49.27
New York                    21      5,163,318      3.81      6.174        698    245,872     79.02      84.95      14.40      53.35
Texas                       41      5,002,832      3.70      5.755        704    122,020     81.12      87.73      21.30      23.85
Nevada                      26      4,094,337      3.02      5.758        704    157,475     80.34      87.11      25.53      22.30
Others                     203     31,166,390     23.02      5.785        707    153,529     79.85      86.88      26.19      49.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Zip Code

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Zip Codes               Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
94603                        4     $1,170,311      0.86%     6.226%       713   $292,578     80.00%     88.88%      0.00%     39.85%
95436                        3        974,250      0.72      4.750        758    324,750     75.00      75.00     100.00       0.00
85338                        8        911,639      0.67      5.913        724    113,955     77.95      84.08      11.75      37.80
92543                        3        836,200      0.62      5.918        694    278,733     78.04      84.13       0.00       0.00
94596                        2        827,150      0.61      4.798        743    413,575     72.57      72.57     100.00       0.00
94606                        2        751,113      0.55      5.559        747    375,556     80.00      92.15       0.00     100.00
92105                        2        743,933      0.55      5.287        678    371,966     80.00      90.00      67.21      32.79
92113                        2        680,553      0.50      5.681        674    340,276     77.58      82.74       0.00      51.61
92102                        2        678,883      0.50      5.267        706    339,441     80.00      85.17      48.31       0.00
11434                        2        650,623      0.48      6.321        693    325,311     75.72      84.29       0.00     100.00
Others                     731    127,156,500     93.92      5.758        709    173,949     78.98      86.43      21.73      40.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Remaining Months      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   To Maturity          Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
331 - 360                  761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Amortization          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Type                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
3/1 Hybrid                 397    $69,938,517     51.66%     5.589%       709   $176,168     78.77%     87.07%     25.30%     36.43%
5/1 Hybrid                 333     59,425,744     43.90      5.909        707    178,456     79.22      85.83      19.26      44.11
10/1 Hybrid                 18      3,082,796      2.28      6.039        733    171,266     77.15      81.43      18.77      52.41
7/1 Hybrid                  13      2,934,098      2.17      5.964        724    225,700     77.79      81.19      21.97      30.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                    Distribution Prepayment Term

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Prepayment            Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
  Term                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          509    $91,782,466     67.80%     5.750%       712   $180,319     78.94%     86.22%     21.35%     42.02%
36                         251     43,342,764     32.02      5.744        703    172,680     78.74      86.32      24.85      35.45
42                           1        255,924      0.19      5.375        715    255,924     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Periodic Cap            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Months To             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Rate Reset              Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
25-36                      397    $69,938,517     51.66%     5.589%       709   $176,168     78.77%     87.07%     25.30%     36.43%
43-56                       73     11,969,800      8.84      6.438        709    163,970     79.18      86.42      14.26      38.87
57-70                      260     47,455,944     35.05      5.775        706    182,523     79.23      85.68      20.53      45.43
71-84                       13      2,934,098      2.17      5.964        724    225,700     77.79      81.19      21.97      30.12
109-120                     18      3,082,796      2.28      6.039        733    171,266     77.15      81.43      18.77      52.41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Maximum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Rate                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.00- 9.49%                  2       $513,355      0.38%     4.230%       717   $256,678     77.74%     77.74%      0.00%    100.00%
9.50- 9.99%                 26      4,922,042      3.64      4.757        720    189,309     78.77      80.39       7.56      70.99
10.00-10.49%                60     12,150,442      8.97      5.059        723    202,507     79.37      82.48      19.86      58.09
10.50-10.99%               158     28,018,039     20.70      5.440        712    177,329     78.13      84.42      30.64      40.25
11.00-11.49%               183     32,016,760     23.65      5.652        710    174,955     78.53      86.01      28.11      36.34
11.50-11.99%               200     34,204,762     25.27      6.008        703    171,024     79.16      87.77      17.31      40.56
12.00-12.49%                95     17,681,353     13.06      6.337        702    186,120     79.65      89.77      16.99      29.49
12.50-12.99%                34      5,431,423      4.01      6.812        704    159,748     80.22      90.61      18.05      20.70
13.00-13.49%                 3        442,978      0.33      7.053        702    147,659     80.00      92.36      21.26       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Minimum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Rate                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00- 2.49%                  1       $119,203      0.09%     5.625%       774   $119,203     79.98%     89.99%      0.00%      0.00%
2.50- 2.99%                760    135,261,951     99.91      5.748        709    177,976     78.91      86.27      22.45      40.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Margin                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00%- 2.49%                 1       $119,203      0.09%     5.625%       774   $119,203     79.98%     89.99%      0.00%      0.00%
2.50%- 2.99%               760    135,261,951     99.91      5.748        709    177,976     78.91      86.27      22.45      40.06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                Distribution by First Adjustment Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
First Adj             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Cap                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Periodic Life         Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
     Cap                Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                      364    $65,442,637     48.34%     5.917%       709   $179,787     79.06%     85.41%     19.36%     43.87%
6.00%                      397     69,938,517     51.66      5.589        709    176,168     78.77      87.07      25.30      36.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Interest Only           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                         246    $41,760,171     30.85%     5.936%       709   $169,757     79.60%     86.46%     16.66%     46.23%
Yes                        515     93,620,983     69.15      5.663        709    181,788     78.60      86.19      25.01      37.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      761   $135,381,154    100.00%     5.748%       709   $177,899     78.91%     86.27%     22.43%     40.03%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)


Scheduled Principal Balance:                           $81,156,888
Number of Mortgage Loans:                                      159
Average Scheduled Principal Balance:                      $510,421
Percentage of IOs:                                           93.87%
Weighted Average Gross Coupon:                               5.636%
Weighted Average Net Coupon (2):                             5.373%
Weighted Average Original FICO Score:                          701
Weighted Average Original LTV Ratio:                         77.94%
Weighted Average Stated Remaining Term (months):               358
Weighted Average Seasoning (months):                             2
Weighted Average Months to Roll:                                46
Weighted Average Gross Margin:                                2.75%
Weighted Average Initial Rate Cap:                            5.00%
Weighted Average Periodic Rate Cap:                           1.00%
Weighted Average Gross Maximum Lifetime Rate:                11.25%

(1) All percentages calculated herein are percentages of scheduled principal balances as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less Servicing Fees Rate and Trustee Fee Rate.



                                              Distribution by Current Principal Balance

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Principle             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Loan Balance            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$300,001 - $350,000          7     $2,397,628      2.95%     5.412%       690   $342,518     77.02%     81.61%      0.00%     71.33%
$350,001 - $400,000         36     13,667,510     16.84      5.665        700    379,653     78.35      83.01      22.83      60.52
$400,001 - $450,000         23      9,739,319     12.00      5.532        708    423,449     79.73      87.46      17.69      65.67
$450,001 - $500,000         27     13,068,327     16.10      5.770        700    484,012     78.26      84.78      10.80      67.15
$500,001 - $550,000         19     10,003,430     12.33      5.648        696    526,496     78.86      85.13      16.10      68.41
$550,001 - $600,000         14      8,032,732      9.90      5.704        671    573,767     79.09      90.19      21.03     100.00
$600,001 - $650,000         13      8,282,818     10.21      5.492        690    637,140     78.38      88.17      15.70      84.39
$650,001 - $700,000          6      4,158,750      5.12      5.731        738    693,125     76.08      89.71       0.00      83.20
$700,001 - $750,000          1        740,000      0.91      5.750        664    740,000     80.00      80.00       0.00     100.00
$750,001 - $800,000          5      3,904,250      4.81      6.150        726    780,850     75.85      79.61      39.84      19.67
$800,001 - $850,000          4      3,356,889      4.14      5.626        710    839,222     74.81      82.29      25.02      74.98
$850,001 - $900,000          1        880,000      1.08      4.875        762    880,000     80.00      80.00       0.00     100.00
$950,001 - $1,000,000        3      2,925,236      3.60      5.007        729    975,079     69.63      69.63       0.00      67.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Current Rate            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               19    $11,128,507     13.71%     4.756%       708   $585,711     75.72%     79.81%     17.17%     77.77%
5.00- 5.49%                 38     17,594,906     21.68      5.259        711    463,024     79.56      85.91       9.50      77.10
5.50- 5.99%                 64     32,932,866     40.58      5.658        696    514,576     77.90      86.72      17.89      73.08
6.00- 6.49%                 21     10,662,637     13.14      6.131        704    507,745     77.00      82.30      29.31      62.08
6.50- 6.99%                 13      6,315,698      7.78      6.616        687    485,823     78.44      86.05      10.29      62.81
7.00- 7.49%                  3      1,742,274      2.15      7.241        694    580,758     79.31      86.56       0.00      27.54
7.50- 7.99%                  1        780,000      0.96      7.500        676    780,000     80.00      80.00       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                        Distribution by FICO

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Credit Score            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 and above               11     $5,076,484      6.26%     5.485%       793   $461,499     78.03%     85.39%      0.00%     66.24%
760-779                     16      9,905,554     12.21      5.460        768    619,097     74.90      82.10      12.06      44.35
740-759                      9      4,985,289      6.14      5.606        750    553,921     79.28      90.60       9.07      52.28
720-739                     18      8,152,131     10.04      5.416        730    452,896     77.95      82.34      35.75      50.12
700-719                     17      8,303,199     10.23      5.797        706    488,423     78.31      86.71       7.83      52.62
680-699                     18      9,644,234     11.88      5.791        690    535,791     78.66      85.05      15.66      70.48
660-679                     36     18,234,534     22.47      5.697        669    506,515     79.18      84.85      17.40      84.29
640-659                     25     12,757,558     15.72      5.631        649    510,302     78.64      87.05      26.31      96.17
620-639                      9      4,097,905      5.05      5.779        631    455,323     73.29      78.64       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Oriig LTV               Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00%               2       $819,380      1.01%     4.485%       715   $409,690     53.86%     53.86%      0.00%    100.00%
60.01 - 70.00%              19     10,783,172     13.29      5.773        716    567,535     67.78      71.02      33.59      37.65
70.01 - 80.00%             124     63,031,116     77.67      5.624        698    508,315     78.62      87.03      15.27      72.90
80.01 - 85.00%               1        500,000      0.62      5.375        674    500,000     84.89      84.89       0.00     100.00
85.01 - 90.00%               8      3,930,071      4.84      5.781        700    491,259     89.80      89.80       0.00     100.00
90.01 - 95.00%               5      2,093,150      2.58      5.541        722    418,630     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                    Distribution by Document Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Documentation           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Limited                    133    $67,907,095     83.67%     5.634%       703   $510,580     78.20%     84.83%      0.00%     72.37%
Full Doc                    26     13,249,794     16.33      5.646        693    509,607     76.58      85.24     100.00      61.96
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Loan Purpose

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Loan Purpose            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                    88    $45,578,718     56.16%     5.599%       714   $517,940     79.30%     87.03%     11.42%     61.29%
Cashout Refi                41     21,201,973     26.12      5.621        681    517,121     77.03      81.57      14.50      92.13
Rate/Term Refi              30     14,376,198     17.71      5.776        689    479,207     74.94      83.03      34.57      68.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Occupancy Status        Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied             111    $57,352,287     70.67%     5.566%       690   $516,687     78.83%     86.60%     14.31%    100.00%
Non-Owner                   45     22,276,227     27.45      5.791        728    495,027     75.96      80.48      22.63       0.00
Second Home                  3      1,528,374      1.88      6.008        746    509,458     73.14      85.42       0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                    Distribution by Property Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Property Type           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached      97    $48,739,376     60.06%     5.549%       700   $502,468     78.12%     85.27%     15.74%     78.03%
PUD Detached                29     14,076,112     17.34      5.558        694    485,383     79.24      86.76      13.70      73.36
2-4 Family                  11      7,715,948      9.51      6.165        717    701,450     76.49      80.90      10.21      48.47
Condo                       12      6,199,552      7.64      5.753        707    516,629     78.01      86.99       7.03      56.04
Single Family Attached       7      2,782,000      3.43      6.067        719    397,429     72.20      74.49      87.17      28.29
PUD Attached                 3      1,643,900      2.03      5.250        684    547,967     77.43      86.23       0.00      60.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                        Distribution by State

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
State                   Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
California(Southern)        53    $28,240,086     34.80%     5.753%       697   $532,832     78.08%     85.09%     18.62%     69.16%
California(Northern)        46     22,273,407     27.44      5.642        701    484,204     77.52      84.13      21.17      67.07
New York                     5      2,510,542      3.09      5.900        712    502,108     80.85      88.08       0.00      60.74
Illinois                     4      2,377,763      2.93      5.533        726    594,441     79.99      89.28       0.00      35.20
Arizona                      5      2,315,025      2.85      6.307        677    463,005     79.61      90.13       0.00      81.75
Oregon                       4      2,064,950      2.54      5.747        687    516,237     79.29      83.14      25.92      49.87
Massachusetts                4      1,961,314      2.42      5.427        714    490,329     68.61      71.06       0.00      72.62
Connecticut                  4      1,926,718      2.37      5.404        705    481,680     73.77      81.85      23.36      79.28
Texas                        4      1,821,722      2.24      5.217        689    455,430     79.13      82.73       0.00      64.71
Georgia                      2      1,808,236      2.23      4.875        694    904,118     72.68      72.68      46.45     100.00
North Carolina               3      1,716,000      2.11      5.541        742    572,000     80.00      94.69      59.44      73.66
Others                      25     12,141,126     14.96      5.432        704    485,645     79.30      87.11       3.54      85.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Zip Code

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Zip Codes               Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
94595                        5     $1,995,000      2.46%     6.375%       735   $399,000     70.00%     70.00%    100.00%      0.00%
90404                        2      1,568,750      1.93      6.000        766    784,375     74.70      74.70       0.00       0.00
60610                        3      1,540,874      1.90      5.890        719    513,625     79.99      83.45       0.00       0.00
95037                        2      1,288,800      1.59      5.337        669    644,400     77.22      87.63       0.00     100.00
94560                        3      1,233,600      1.52      5.633        697    411,200     80.00      92.32       0.00     100.00
92649                        1      1,000,000      1.23      5.500        695   1,000,000    68.97      68.97       0.00     100.00
95121                        2        972,000      1.20      5.188        665    486,000     80.00      85.06      49.38     100.00
30004                        1        968,236      1.19      4.875        724    968,236     75.00      75.00       0.00     100.00
92037                        1        957,000      1.18      4.625        769    957,000     64.88      64.88       0.00       0.00
92129                        2        932,700      1.15      5.475        657    466,350     86.01      91.99      39.88     100.00
Others                     137     68,699,928     84.65      5.642        699    501,459     78.39      85.96      15.14      74.17
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Remaining Months      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
to Maturity             Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
331 - 360                  159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                  Distribution by Amortization Type

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Amortization Type       Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
3/1 Hybrid                  96    $49,711,443     61.25%     5.460%       704   $517,828     78.50%     85.47%     12.51%     69.65%
5/1 Hybrid                  53     26,677,097     32.87      5.943        698    503,341     77.30      84.34      20.46      68.83
10/1 Hybrid                  6      3,194,298      3.94      5.914        699    532,383     75.13      84.57      34.20      87.38
7/1 Hybrid                   4      1,574,050      1.94      5.430        666    393,513     76.65      76.65      30.49     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                    Distribution Prepayment Term

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Prepayment Term         Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                          104    $53,723,192     66.20%     5.561%       704   $516,569     77.83%     84.66%     17.10%     70.99%
36                          55     27,433,696     33.80      5.784        696    498,794     78.15      85.35      14.81      70.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Periodic Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Periodic Cap            Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Months To             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Rate Reset              Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
25-36                       96    $49,711,443     61.25%     5.460%       704   $517,828     78.50%     85.47%     12.51%     69.65%
43-56                        5      2,698,252      3.32      6.901        701    539,650     76.23      80.91       0.00      22.15
57-70                       48     23,978,845     29.55      5.835        698    499,559     77.41      84.73      22.76      74.08
71-84                        4      1,574,050      1.94      5.430        666    393,513     76.65      76.65      30.49     100.00
109-120                      6      3,194,298      3.94      5.914        699    532,383     75.13      84.57      34.20      87.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                Distribution by Maximum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Maximum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Rate                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.50- 9.99%                  3     $1,566,200      1.93%     4.875%       688   $522,067     78.14%     78.14%     53.63%    100.00%
10.00-10.49%                14      6,308,423      7.77      5.046        723    450,602     78.68      83.46      13.69      75.72
10.50-10.99%                37     20,992,429     25.87      5.312        702    567,363     76.42      83.76      17.88      81.86
11.00-11.49%                37     17,056,324     21.02      5.550        701    460,982     77.51      83.70      16.43      69.89
11.50-11.99%                52     25,831,078     31.83      5.859        693    496,752     78.51      87.20      14.94      66.30
12.00-12.49%                12      7,257,584      8.94      6.257        712    604,799     78.51      84.72      15.57      54.37
12.50-12.99%                 3      1,665,100      2.05      7.009        698    555,033     82.11      85.31       0.00      21.08
13.00-13.49%                 1        479,750      0.59      7.000        687    479,750     95.00      95.00       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                Distribution by Minimum Lifetime Rate

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Life Minimum          Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Rate                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.50- 2.99%                159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                       Distribution by Margin

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Margin                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.50%- 2.99%               159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
First Adj             Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
   Cap                  Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                Distribution by Periodic Lifetime Cap

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
Periodic Life         Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
    Cap                 Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00%                       63    $31,445,446     38.75%     5.914%       697   $499,134     77.04%     83.98%     22.36%     72.27%
6.00%                       96     49,711,443     61.25      5.460        704    517,828     78.50      85.47      12.51      69.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================


                                                 Distribution by Interest Only Loans

                                                  Pct. Of                                   Weighted
                                                  Pool By    Weighted   Weighted   Avg.       Avg.    Weighted      Pct.      Pct.
                      Number Of      Principal     Prin.    Avg. Gross     Avg.  Principal  Original     Avg.       Full     Owner
Interest Only           Loans         Balance       Bal.      Coupon       FICO   Balance     LTV     Comb. LTV   Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
No                          10     $4,978,915      6.13%     5.306%       728   $497,891     76.03%     82.81%     15.87%     75.04%
Yes                        149     76,177,974     93.87      5.658        699    511,262     78.06      85.03      16.36      70.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      159    $81,156,888    100.00%     5.636%       701   $510,421     77.94%     84.89%     16.33%     70.67%
====================================================================================================================================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap and the Effective WAC Cap. The WAC Cap and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) for each Distribution Date are as set forth in the following table. Bonds pay on the 25th (or next business day). The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                  Distribution                         Effective WAC
                     Date             WAC Cap (%)          Cap (%)
                ----------------  ------------------  ----------------
                    Aug-04             6.04749            10.00000
                    Sep-04             4.94791            10.00000
                    Oct-04             5.83143            10.00000
                    Nov-04             5.10247            10.00000
                    Dec-04             5.26703            10.00000
                    Jan-05             5.63024            10.00000
                    Feb-05             5.26697            10.00000
                    Mar-05             5.83125            10.00000
                    Apr-05             5.26690            10.00000
                    May-05             5.44242            10.00000
                    Jun-05             4.94763            10.00000
                    Jul-05             5.83109            10.00000
                    Aug-05             5.26676            10.00000
                    Sep-05             5.10214            10.00000
                    Oct-05             5.62991            10.00000
                    Nov-05             5.26665            10.00000
                    Dec-05             5.10203            10.00000
                    Jan-06             5.62979            10.00000
                    Feb-06             4.94736            10.00000
                    Mar-06             5.83077            10.00000
                    Apr-06             5.62967            10.00000
                    May-06             5.44198            10.00000
                    Jun-06             5.10182            10.00000
                    Jul-06             5.62955            10.00000
                    Aug-06             5.26632            10.00000
                    Sep-06             5.26628            10.00000
                    Oct-06             5.44178            10.00000
                    Nov-06             4.94704            10.00000
                    Dec-06             5.62935            10.00000
                    Jan-07             5.44166            10.00000
                    Feb-07             5.10152            10.00000
                    Mar-07             5.83026            10.00000
                    Apr-07             5.65023            10.00000
                    May-07             6.67795            10.00000
                    Jun-07             7.94933            10.00000
                    Jul-07             8.21413            10.00000
                    Aug-07             7.46724            10.00000
                    Sep-07             8.49702            10.00000
                    Oct-07             8.25532            10.00000
                    Nov-07             7.93181            10.00000
                    Dec-07             8.76766            10.00000
                    Jan-08             8.76757            10.00000
                    Feb-08             8.48465            10.00000
                    Mar-08             9.06969            10.00000
                    Apr-08             8.48445            10.00000
                    May-08             8.21921            10.00000
                    Jun-08             9.06936            10.00000
                    Jul-08             8.76694            10.00000
                    Aug-08             8.48402            10.00000
                    Sep-08             8.48390            10.00000
                    Oct-08             8.21866            10.00000
                    Nov-08             9.06873            10.00000
                    Dec-08             8.48352            10.00000
                    Jan-09             8.48339            10.00000
                    Feb-09             8.76602            10.00000
                    Mar-09             9.39201            10.00000
                    Apr-09             8.75301            10.00000
                    May-09            10.71155            10.71155
                    Jun-09            10.74311            10.74311
                    Jul-09            10.07156            10.07156


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Cap will have an initial notional amount of $215,376,105 (the initial fix rate notional amount), a term of 57 months beginning on the first distribution date and a strike rate as detailed in the table below with an upper collar of 10.00%.

The Interest Rate Cap Notional Amount Amortization Schedule
-----------------------------------------------------------


   Distribution Period                                    Interest Rate Cap
        (months)                Cap Strike Rate (%)      Notional Amount ($)
   -------------------          -------------------      -------------------
            1                               6.04749           215,376,105.10
            2                               4.94791           209,021,607.26
            3                               5.83143           202,854,360.28
            4                               5.10247           196,868,852.03
            5                               5.26703           191,059,732.53
            6                               5.63024           185,421,809.12
            7                               5.26697           179,950,041.90
            8                               5.83125           174,639,539.21
            9                               5.26690           169,485,553.27
           10                               5.44242           164,483,475.95
           11                               4.94763           159,628,834.69
           12                               5.83109           154,917,288.47
           13                               5.26676           150,344,624.00
           14                               5.10214           145,906,751.92
           15                               5.62991           141,599,703.17
           16                               5.26665           137,419,625.46
           17                               5.10203           133,362,779.83
           18                               5.62979           129,425,537.33
           19                               4.94736           125,604,375.77
           20                               5.83077           121,895,876.59
           21                               5.62967           118,296,721.82
           22                               5.44198           114,803,691.11
           23                               5.10182           111,413,658.85
           24                               5.62955           108,123,591.43
           25                               5.26632           104,930,544.49
           26                               5.26628           101,831,660.29
           27                               5.44178            98,824,165.22
           28                               4.94704            95,905,367.26
           29                               5.62935            93,072,653.63
           30                               5.44166            90,323,488.44
           31                               5.10152            87,655,410.41
           32                               5.83026            85,066,030.73
           33                               5.65023            82,553,030.85
           34                               6.67795            80,116,688.84
           35                               7.94933            77,744,956.36
           36                               8.21413            75,431,222.38
           37                               7.46724            73,186,065.32
           38                               8.49702            71,007,458.62
           39                               8.25532            68,893,435.50
           40                               7.93181            66,842,350.14
           41                               8.76766            64,853,387.21
           42                               8.76757            62,925,301.02
           43                               8.48465            61,054,308.68
           44                               9.06969            59,238,724.30
           45                               8.48445            57,476,911.68
           46                               8.21921            55,767,282.83
           47                               9.06936            54,108,296.57
           48                               8.76694            52,498,457.13
           49                               8.48402            50,936,312.83

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

   Distribution Period                                    Interest Rate Cap
        (months)                Cap Strike Rate (%)      Notional Amount ($)
   -------------------          -------------------      -------------------
           50                               8.48390            49,420,454.79
           51                               8.21866            47,949,515.65
           52                               9.06873            46,522,168.36
           53                               8.48352            45,137,124.98
           54                               8.48339            43,793,135.55
           55                               8.76602            42,488,986.97
           56                               9.39201            41,223,501.88
           57                               8.75301            39,995,537.67

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.